SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2011 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                       Entry Into Material Definitive Agreement

    On March 3, 2011, Radio One executed an employment agreement with Peter D. Thompson, the Company’s Chief Financial Officer. The employment agreement is through November 12, 2013 with an initial annual base salary of $550,000.  Under the terms of the agreement, Mr. Thompson is eligible for an annual bonus of $200,000.  A copy of the employment agreement is attached to this report on Form 8-K as Exhibit 10.1 and the foregoing summary of its terms is qualified in its entirety by reference to the actual terms of the agreement.

ITEM 9.01.                       Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	Employment Agreement dated as of March 3, 2011 between Radio One, Inc. and Peter D. Thompson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Alfred C. Liggins, III
March 9, 2011	Alfred C. Liggins, III
Chief Executive Officer